FIRST AMENDMENT TO ESCROW AGREEMENT
THIS FIRST AMENDMENT TO ESCROW AGREEMENT (this “First Amendment”) is made and entered into as of this 21st day of April, 2022 (the “Effective Date”) by and between USEF EDWARDS MILL OWNER, LLC, a Delaware limited liability company (“Landlord”) and BANDWIDTH INC., a Delaware corporation (“Tenant”).
BACKGROUND
A.Landlord, Tenant and Chicago Title Insurance Company (“Escrow Agent”) entered into that certain Escrow Agreement dated May 27, 2021 (the “Existing Agreement”; and as further amended by this First Amendment, the “Escrow Agreement”) pursuant to which the parties agreed to certain terms and conditions regarding the Funds, as more particularly described in the Existing Agreement.
B.As of the Effective Date, Landlord and Tenant entered into that certain First Amendment to Lease Agreement, pursuant to which Landlord and Tenant agreed, amongst other things, to amend the date on which Tenant is obligated to fund the Excess Costs Escrow, which Landlord and Tenant agree shall be an amount equal to $725,522.00.
C.Landlord and Tenant desire to enter into this First Amendment in order to amend certain terms of the Existing Agreement as agreed to by Landlord and Tenant and acknowledged by Escrow Agent.
AGREEMENT
NOW, THEREFORE, in consideration of the agreements, covenants, representations, and undertakings contained herein, the parties hereby agree as follows:
1.Recitals; Capitalized Terms. The recitals set forth above are incorporated herein by this reference. The use of any capitalized term not otherwise defined herein shall have the meaning ascribed thereto in the Existing Agreement.
2.    Deposit of Funds. Notwithstanding anything to the contrary contained in the Existing Agreement, Tenant shall fund to Escrow Agent, on or before the date that is three (3) business days following the Effective Date, (i) the remaining portion of the Tenant Work Escrow (in an amount equal to $4,500,000.00) (the “Remaining Tenant Work Escrow”) and (ii) the Excess Costs Escrow.
3.    Release of Funds. Section 3(a) of the Existing Agreement is hereby deleted in its entirety and replaced with the following:
“a.    The Funds may be allocated by Landlord towards the cost of Landlord’s Work and/or Tenant’s Work (and utilized by Landlord to pay such costs) in accordance with the terms of the Lease. From time to time, but not more than once per calendar month, Landlord may request a disbursement of the Funds by delivering written notice to Tenant and Escrow Agent setting forth the amount of the Funds requested by Landlord (the “Landlord Draw Request”). Within five (5) business days of Tenant’s and Escrow Agent’s receipt of the Landlord Draw Request, Escrow Agent shall release to Landlord the amount of the Funds set forth in the Landlord Draw Request.”

4.    Miscellaneous.
(a)    The provisions of this First Amendment shall supersede any inconsistent provisions contained in the Existing Agreement. Except as hereby modified, all of the terms, covenants and conditions of the Existing Agreement shall remain in full force and effect and the parties hereto hereby ratify each and every term, covenant and agreement contained therein.
(b)    This First Amendment may be executed in one or more counterparts, each of which so executed and delivered shall be deemed an original, and all of which taken together shall constitute but one and the same instrument. This First Amendment may be executed and delivered by DocuSign and email/pdf. The parties agree to accept a digital/electronic image of the Escrow Agreement, as executed, as true and correct originals and admissible as best evidence for the purposes of State law, Federal Rule of Evidence 1002, and the like statutes and regulations.
(c)    This First Amendment may not be modified, amended or terminated, nor any of its provisions waived, except by an agreement in writing signed by all parties to this First Amendment.
(d)    The covenants, agreements, terms, provisions and conditions contained in this First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
[signatures on following page]

IN WITNESS WHEREOF, the parties have signed and delivered this First Amendment as of the Effective Date.

        LANDLORD:

USEF EDWARDS MILL OWNER, LLC,
a Delaware limited liability company

        By:    USEF Edwards Mill Venture, LLC,
            a Delaware limited liability company,
            its Member

            By:    Athens Development Partners, LLC,
a North Carolina limited liability company,
its Administrative Manager

By:    Liberty Real Estate Investment, LLC,
    a North Carolina limited liability company,
    its Manager

    By:    Capitol Broadcasting Company, Incorporated,
    a North Carolina corporation,
        its Manager

                        By:    /s/ Michael J. Goodmon, Sr.
    Michael J. Goodmon, Sr.,
    Senior Vice President

TENANT:

BANDWIDTH INC.,
a Delaware corporation

By:    /s/ Daryl E. Raiford
Name:    Daryl E. Raiford
Title:    Chief Financial Officer

By executing below, Escrow Agent hereby acknowledges and agrees to the terms of this First Amendment and confirms receipt of the Remaining Tenant Work Escrow and the Excess Costs Escrow.

ESCROW AGENT:

CHICAGO TITLE INSURANCE COMPANY

By:    ________________________________

Name:    ________________________________

Title:    ________________________________